SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


  Date of Report (Date of earliest event reported) July 7, 1998

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


     Pennsylvania                      0-10822                     25-1229323
     (State of other jurisdiction  (Commission File Number)    (IRS Employer
     of incorporation)                                      Identification No.)


    300 Indian Springs Road, Indiana, Pennsylvania        15701
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811

_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)

Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
                        Biocontrol Technology, Inc. announced today that it is preparing to ship the Diasensor(R)1000 noninvasive glucose sensor to the United Kingdom.
                        The Company's European distributor, EuroSurgical, Ltd., has been informed of the approval and plans are being implemented by the two companies to begin a marketing campaign for the sensor in the UK.
                        Biocontrol President, David L. Purdy, said, "The company expects quick orders from EuroSurgical and will make shipment within the week from immediately available inventory."

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               Not Applicable.

          (b)  Pro Forma Financial Information
               Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/   Fred E. Cooper
DATED: July 6, 1998                          Fred E. Cooper, CEO
BICO

                                     BICO
                                     BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

For More Information, Call:

Investors                                              Media
Diane McQuaide
Susan Taylor
1.412.429.0673  phone
1.412.279.9455 phone
1.412.279.9690  fax
1.412.279.9447 fax


BIOCONTROL PREPARING TO SHIP DIASENSOR 1000 RECENTLY APPROVED FOR
                       THE EUROPEAN MARKET

     Pittsburgh, PA - July 6, 1998 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that it is preparing to ship the Diasensor(R)1000 noninvasive glucose sensor to the United Kingdom. As Biocontrol announced on Thursday, July 2, the Company was awarded approval to apply the CE Mark to the Diasensor. The CE Mark is recognized worldwide and allows marketing of product in almost every country of the world except the US.
     The Company's European distributor, EuroSurgical, Ltd., has been informed of the approval and plans are being implemented by the two companies to begin a marketing campaign for the sensor in the UK.
     Biocontrol President, David L. Purdy, said, "The company expects quick orders from EuroSurgical and will make shipment within the week from immediately available inventory."
          The application of the CE Mark signifies that the device meets certain quality conformance standards and safety requirements in accordance with the Medical Device Directive established by the EU and that performance an efficacy was proven by data collected in the company's clinical trials. This level of product qualification became mandatory on June 14, 1998 for shipment of medical devices into the EU.
     Biocontrol Technology, Inc. (www.bico.com) has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.